Assets Held For Sale	12 Months Ended
Dec. 31, 2020
Discontinued Operations and Disposal Groups [Abstract]
Assets Held For Sale	Dispositions
AltaGas Canada Inc. (ACI)

On March 31, 2020, the Public Sector Pension Investment Board and the Alberta Teachers' Retirement Fund Board acquired all the issued and outstanding common shares of ACI for $33.50 per share. AltaGas owned 11,025,000 (approximately 37 percent) of ACI's common shares and received cash proceeds of approximately $369 million upon close. For the year ended December 31, 2020, AltaGas recognized a pre-tax gain on disposition of approximately $206 million in the Consolidated Statements of Income under the line item "other income". Following a name change in connection with the arrangement, ACI changed its name to TriSummit Utilities Inc.
Distributed Generation Assets

In 2019, AltaGas closed the disposition of its portfolio of U.S. distributed generation assets. The majority of assets were transferred in 2019, except for one project for which ownership will not legally transfer to the purchaser until various consents and approvals are obtained. As such, the carrying value of the assets and liabilities relating to this project remain classified as held for sale on the Consolidated Balance Sheets as at December 31, 2020 (Note 5). For the year ended December 31, 2020, AltaGas recognized a pre-tax gain on disposition of approximately $9 million in the Consolidated Statements of Income under the line item "other income" related to projects transferred in 2020. In addition, AltaGas recorded a pre-tax provision of $3 million related to the remaining U.S. distributed generation project which has not yet transferred to the purchaser (Note 6). The purchaser was entitled to after-tax earnings from the distributed generation projects, including the project awaiting consent, beginning September 1, 2019.

Harmattan Land Parcels

In the second quarter of 2020, AltaGas completed the sale of land parcels located near the Harmattan gas processing plant for gross cash proceeds of approximately $3 million. There was no gain or loss resulting from this disposition.

Pomona Energy Storage Facility and Ripon Gas-fired Facility

In the third quarter of 2020, AltaGas completed the sales of AltaGas Pomona Energy Storage Inc. and land related to a gas-fired power generation facility in the U.S., as well as a gas fired facility in Ripon, California, for aggregate gross cash proceeds, before working capital and other adjustments, of approximately $67 million. AltaGas recognized a pre-tax gain on these dispositions of approximately $8 million in the Consolidated Statements of Income under the line item "other income".
Assets Held For Sale

As at	December 31, 2020	December 31, 2019
Assets held for sale
Property, plant and equipment	$4	$22
Operating right-of-use assets	—	1
Goodwill	—	1
Other long-term assets	—	3
	$4	$27

Liabilities associated with assets held for sale
Unamortized investment tax credits	$1	$3
Operating lease liabilities - long-term	—	1
	$1	$4

Distributed Generation Assets
In 2019, AltaGas announced that it entered into a definitive agreement for the sale of its portfolio of U.S. distributed generation assets (Note 4). The transaction closed in September 2019; however, there is one project for which ownership will not legally transfer to the purchaser until various consents and approvals are obtained. As such, the carrying value of the assets and liabilities related to this project remains classified as held for sale at December 31, 2020, which resulted in the reclassification of $4 million of assets to assets held for sale and $1 million of liabilities to liabilities associated with assets held for sale on the Consolidated Balance Sheets. The portion of the purchase price relating to this project is approximately $4 million (US$3 million) and is recorded within "accounts payable and accrued liabilities" on the Consolidated Balance Sheets until this project is legally transferred to the purchaser. These assets and liabilities are recorded in the Corporate/Other segment.